ROSEVILLE COMMUNICATIONS COMPANY

                           2000 EQUITY INCENTIVE PLAN

                    (As ADOPTED EFFECTIVE JANUARY 31, 2000)


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                                                  TABLE OF CONTENTS
                                                                           Page

ARTICLE 1.               INTRODUCTION.........................................1

ARTICLE 2.               DEFINITIONS..........................................1

ARTICLE 3.               ADMINISTRATION.......................................4

         3.1    Committee Composition.........................................4
         3.2    Committee Responsibilities....................................5
         3.3    Committee for Non-Officer Grants..............................5

ARTICLE 4.               SHARES AVAILABLE FOR GRANTS..........................5

         4.1    Basic Limitation..............................................5
         4.2    Forfeited Shares..............................................5
         4.3    Dividend Equivalents..........................................6

ARTICLE 5.               ELIGIBILITY..........................................6

         5.1    Incentive Stock Options.......................................6
         5.2    Other Grants..................................................6

ARTICLE 6.               OPTIONS..............................................6

         6.1    Stock Option Agreement........................................6
         6.2    Number of Shares..............................................6
         6.3    Exercise Price................................................7
         6.4    Exercisability and Term.......................................7
         6.5    Effect of Change in Control...................................7
         6.6    Modification or Assumption of Options.........................7
         6.7    Buyout Provisions.............................................7

ARTICLE 7.               PAYMENT FOR OPTION SHARES............................8

         7.1    General Rule..................................................8
         7.2    Surrender of Stock............................................8
         7.3    Exercise/Sale.................................................8
         7.4    Exercise/Pledge...............................................8
         7.5    Promissory Note...............................................9
         7.6    Other Forms of Payment........................................9

ARTICLE 8.               AUTOMATIC OPTION GRANTS TO OUTSIDE DIRECTORS.........9

         8.1    Annual Grants.................................................9
         8.2    Accelerated Exercisability....................................9
         8.3    Exercise Price................................................9
         8.4    Term..........................................................9

ARTICLE 9.               STOCK APPRECIATION RIGHTS...........................10

         9.1    SAR Agreement................................................10
         9.2    Number of Shares.............................................10
         9.3    Exercise Price...............................................10
         9.4    Exercisability and Term......................................10
         9.5    Effect of Change in Control..................................10
         9.6    Exercise of SARs.............................................10
         9.7    Modification or Assumption of SARs...........................11

ARTICLE 10.     RESTRICTED SHARES............................................11

         10.1   Restricted Stock Agreement...................................11
         10.2   Payment for Awards...........................................11
         10.3   Vesting Conditions...........................................11
         10.4   Voting and Dividend Rights...................................11

ARTICLE 11.     STOCK UNITS..................................................12

         11.1   Stock Unit Agreement.........................................12
         11.2   Payment for Awards...........................................12
         11.3   Vesting Conditions...........................................12
         11.4   Voting and Dividend Rights...................................12
         11.5   Form and Time of Settlement of Stock Units...................12
         11.6   Death of Recipient...........................................13
         11.7   Creditors' Rights............................................13

ARTICLE 12.     PERFORMANCE SHARES...........................................13

         12.1   Performance Share Agreement..................................13
         12.2   Grant of Performance Shares..................................13
         12.3   Modification of Grant........................................14
         12.4   Terms of the Grant...........................................14
         12.5   Payment of Performance Shares................................14

ARTICLE 13.     PROTECTION AGAINST DILUTION..................................15

         13.1   Adjustments..................................................15
         13.2   Dissolution or Liquidation...................................16
         13.3   Reorganizations..............................................16

ARTICLE 14.     DEFERRAL OF AWARDS...........................................16

ARTICLE 15.     AWARDS UNDER OTHER PLANS.....................................17

ARTICLE 16.     PAYMENT OF DIRECTOR'S FEES IN SECURITIES.....................17

         16.1   Effective Date...............................................17
         16.2   Elections to Receive NSOs, Restricted Shares or Stock Units..18
         16.3   Number and Terms of NSOs, Restricted Shares or Stock Units...18

ARTICLE 17.     LIMITATION ON RIGHTS.........................................18

         17.1   Retention Rights.............................................18
         17.2   Shareholders' Rights.........................................18
         17.3   Regulatory Requirements......................................18

ARTICLE 18.     WITHHOLDING TAXES............................................19

         18.1   General......................................................19
         18.2   Share Withholding............................................19

ARTICLE 19.     FUTURE OF THE PLAN...........................................19

         19.1   Term of the Plan.............................................19
         19.2   Amendment or Termination.....................................19

ARTICLE 20.     LIMITATION ON PARACHUTE PAYMENTS.............................19

         20.1   Scope of Limitation..........................................19
         20.2   Basic Rule...................................................20
         20.3   Reduction of Payments........................................20
         20.4   Overpayments and Underpayments...............................21
         20.5   Related Corporations.........................................21

ARTICLE 21.  EXECUTION. .....................................................21



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                        ROSEVILLE COMMUNICATIONS COMPANY
                           2000 EQUITY INCENTIVE PLAN

                                 EXHIBIT 10 (f)


ARTICLE 1.........         INTRODUCTION.

         The Plan was adopted by the Board effective January 31, 2000. The purpose of the Plan is to promote the long-term success of the Company and creation of shareholder value by (a) encouraging Employees, Outside Directors and Consultants to focus on critical long-range objectives, (b) encouraging the attraction and retention of Employees, Outside Directors and Consultants with exceptional qualifications and (c) linking Employees, Outside Directors and Consultants directly to shareholder interests through increased share ownership. The Plan seeks to achieve this purpose by providing for Awards in the form of Restricted Shares, Stock Units, Performance Shares, Options (which may constitute incentive stock options or nonstatutory stock options) or stock appreciation rights.

         The Plan shall be governed by, and construed in accordance with, the laws of the State of California (except their choice-of-law provisions).

ARTICLE 2.........         DEFINITIONS.

         2.1......"Affiliate"  means any entity other than a Subsidiary,  if the
Company and/or one or more Subsidiaries own not less than 50% of such entity.

         2.2......"'Award" means any award of an Option, an SAR, a Restricted
Share, a Stock Unit or a Performance Share under the Plan.

         2.3......"Board" means the Company's Board of Directors, as constituted from time to time.

         2.4......A  "Change in Control" shall be deemed to have occurred if (A)
any  "person"  (as such term is used in Section  13(d) and 14(d) of the Exchange
Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing Twenty percent (20%) or more of the combined voting power of the Company's then outstanding voting securities; (B) there is a merger or consolidation of the Company in which the Company does not survive as an independent public company; or (C) the business or businesses of the Company for which a Participant's services are principally performed are disposed of by the Company pursuant to a partial or complete liquidation of the Company, a sale of assets (including stock of a Subsidiary) of the Company, or otherwise. A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

         2.5......"Code" means the Internal Revenue Code of 1986, as amended.

         2.6......"Committee" means the Compensation Committee of the Board, as described in Article 3.

         2.7......"Company" means Roseville Communications Company, a
California corporation.

         2.8......"Consultant"  means a consultant  or adviser who provides bona fide services to the Company, a Parent, a Subsidiary or an Affiliate as an independent contractor. Service as a Consultant shall be considered employment for all purposes of the Plan, except as provided in Section 5.1.

         2.9......"Employee" means a common law employee of the Company, a
Parent, a Subsidiary or an Affiliate.

         2.10....."Exchange Act" means the Securities Exchange Act of 1934, as amended.

         2.11....."Exercise  Price," in the case of an Option,  means the amount for which one Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement. "Exercise Price," in the case of an SAR, means an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value of one Share in determining the amount payable upon exercise of such SAR.

         2.12....."Fair   Market  Value"  means  the  market  price  of  Shares,
determined by the Committee in good faith on such basis as it deems appropriate. Fair Market Value may mean (i) if the Company's common stock is listed on a securities exchange or is traded over the NASDAQ National Market System, the closing sales price of one Share on such exchange or other such system on an applicable date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or
(ii) if the Company's common stock is not listed on a securities exchange or traded over the NASDAQ National Market System, the mean between the bid and offered prices of the Share as quoted by the National Association of Securities Dealer through NASDAQ, provided, that if the Committee determines that the fair market value is not properly reflected by such NASDAQ quotations, the Fair Market Value will mean the fair market value as determined by such other method as the Committee determines in good faith to be reasonable. Such determination shall be conclusive and binding on all persons.

         2.13....."ISO" means an incentive stock option described in Section
422(b) of the Code.

         2.14....."NSO" means a stock option not described in Sections 422 or
423 of the Code.

         2.15....."Option"  means  an ISO or NSO  granted  under  the  Plan  and entitling the holder to purchase Shares.

         2.16....."Optionee" means an individual or estate who holds an Option or SAR.

         2.17....."Outside  Director"  means a member of the Board who is not an
Employee. Service as an Outside Director shall be considered employment for all purposes of the Plan, except as provided in Section 5.1.

         2.18....."Parent"  means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

         2.19....."Participant" means an individual or estate who holds an Award

         2.20....."Performance Share" means an Award to a Participant under
Article 12.

         2.21....."Performance  Share Agreement" means the agreement between the
Company and a Participant which contains the terms, conditions and restrictions pertaining to such Performance Share.

         2.22....."Plan" means this Roseville Communications Company 2000 Equity
Incentive Plan, as amended from time to time.

         2.23....."Restricted Share" means a Share awarded under the Plan.

         2.24....."Restricted  Stock Agreement" means the agreement  between the
Company and the recipient of a Restricted Share which contains the terms, conditions and restrictions pertaining to such Restricted Share.

         2.25....."SAR" means a stock appreciation right granted under the Plan.

         2.26....."SAR Agreement" means the agreement between the Company and an
Optionee which contains the terms, conditions and restrictions pertaining to his or her SAR.

         2.27....."Share" means one share of the common stock of the Company.

         2.28....."Stock  Option  Agreement"  means the  agreement  between  the
Company and an Optionee that contains the terms, conditions and restrictions pertaining to his or her Option.

         2.29....."Stock  Unit"  means  a  bookkeeping  entry  representing  the equivalent of one Share, as awarded under the Plan.

         2.30....."Stock Unit Agreement" means the agreement between the Company and the recipient of a Stock Unit which contains the terms, conditions and restrictions pertaining to such Stock Unit.

         2.31....."Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

ARTICLE 3.........         ADMINISTRATION.

         3.1......Committee  Composition.  The Plan shall be administered by the
Committee. The Committee shall consist exclusively of two or more directors of the Company, who shall be appointed by the Board. In addition, the composition of the Committee shall satisfy:

                  (a) Such requirements as the Securities and Exchange Commission may establish for administrators acting under plans intended to quality for exemption under Rule 16b-3 (or its successor) under the Exchange Act; and

                  (b) Such requirements as the Internal Revenue Service may establish for Outside Directors acting under plans intended to qualify for exemption under section 162(m)(4)(C) of the Code.

         3.2......Committee Responsibilities. The Committee shall (a) select the
Employees, Outside Directors and Consultants who are to receive Awards under the Plan, (b) determine the type, number, vesting requirements and other features and conditions of such Awards, (c) interpret the Plan and (d) make all other decisions relating to the operation of the Plan. The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

         3.3......Committee for Non-Officer Grants. The Board may also appoint a secondary committee of the Board, which shall be composed of two or more directors of the Company who need not satisfy the requirements of Section 3.1. Such secondary committee may administer the Plan with respect to Employees and Consultants who are not considered officers or directors of the Company under
Section 16 of the Exchange Act, may grant Awards under the Plan to such Employees and Consultants and may determine all features and conditions of such Awards. Within the limitations of this Section 3.3, any reference in the Plan to the Committee shall include such secondary committee.

ARTICLE 4.........         SHARES AVAILABLE FOR GRANTS.

         4.1......Basic Limitation.  Shares issued pursuant to the Plan shall be authorized but unissued shares. The aggregate number of Options, SARs, Stock Units, Restricted Shares and Performance Shares awarded under the Plan shall not exceed Eight Hundred Thousand (800,000) Shares. The limitation of this Section
4.1 shall be subject to adjustment pursuant to Article 13.

         4.2......Forfeited  Shares. If Restricted Shares, Performance Shares or
Shares issued upon the exercise of Options are forfeited, then such Shares shall again become available for Awards under the Plan. If Stock Units, Options or SARs are forfeited or terminate for any other reason before being exercised, then the corresponding Shares shall again become available for Awards under the Plan. If Stock Units are settled, then only the number of Shares (if any) actually issued in settlement of such Stock Units shall reduce the number available under Section 4.1 and the balance shall again become available for Awards under the Plan. If SARs are exercised, then only the number of Shares (if any) actually issued in settlement of such SARs shall reduce the number available under Section 4.1 and the balance shall again become available for Awards under the Plan. The foregoing notwithstanding, the aggregate number of Shares that may be issued under the Plan upon the exercise of ISOs shall not be increased when Restricted Shares, Performance Shares or other Shares are forfeited.

         4.3......Dividend   Equivalents.   Any  dividend  equivalents  paid  or
credited under the Plan shall not be applied against the number of Restricted Shares, Performance Shares, Stock Units, Options or SARs available for Awards, whether or not such dividend equivalents are converted into Stock Units.

ARTICLE 5.........         ELIGIBILITY.

         5.1......Incentive  Stock  Options.  Only  Employees who are common-law employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs. In addition, an Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company or any of its Parents or Subsidiaries shall not be eligible for the grant of an ISO unless the requirements set forth in section 422(c)(6) of the Code are satisfied.

         5.2......Other   Grants.   Only   Employees,   Outside   Directors  and
Consultants shall be eligible for the grant of Restricted Shares, Performance Shares, Stock Units, NSOs or SARs.

ARTICLE 6.........         OPTIONS.

         6.1......Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The Stock Option Agreement shall specify whether the Option is an ISO or an NSO. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. Options may be granted in consideration of a reduction in the Optionee's other compensation. A Stock Option Agreement may provide that a new Option will be granted automatically to the Optionee when he or she exercises a prior Option and pays the Exercise Price in the form described in
Section 7.2.

         6.2......Number  of Shares.  Each Stock Option  Agreement shall specify the number of Shares subject to the Option and shall provide for the adjustment of such number in accordance with Article 13. Options granted to any Optionee in a single fiscal year of the Company shall not cover more than 200,000 Shares, except that Options granted to a new Employee in the fiscal year of the Company in which his or her service as an Employee first commences shall not cover more than 25,000 Shares. The limitations set forth in the preceding sentence shall be subject to adjustment in accordance with Article 13.

         6.3......Exercise  Price. Each Stock Option Agreement shall specify the
Exercise Price; provided that the Exercise Price under an ISO shall in no event be less than 100% of the Fair Market Value of a Share on the date of grant and the Exercise Price under an NSO shall in no event be less than 85% of the Fair Market Value of a Share on the date of grant. In the case of an NSO, a Stock Option Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the NSO is outstanding.

         6.4......Exercisability  and Term.  Each Stock Option  Agreement  shall specify the date or event when all or any installment of the Option is to become exercisable. The Stock Option Agreement shall also specify the term of the Option; provided that the term of an ISO shall in no event exceed 10 years from the date of grant. A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee's death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's service. Options may be awarded in combination with SARs, and such an Award may provide that the Options will not be exercisable unless the related SARs are forfeited.

         6.5......Effect of Change in Control.  The Committee may determine,  at the time of granting an Option or thereafter, that such Option shall become exercisable as to all or part of the Shares subject to such Option in the event that a Change in Control occurs with respect to the Company, subject to the limitations that, in the case of an ISO, the acceleration of exercisability shall not occur without the Optionee's written consent.

         6.6......Modification  or Assumption of Options. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding options or may accept the cancellation of outstanding options (whether granted by the Company or by another issuer) in return for the grant of new options for the same or a different number of shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such Option.

         6.7......Buyout  Provisions. The Committee may at any time (a) offer to buy out for a payment in cash or cash equivalents an Option previously granted or (b) authorize an Optionee to elect to cash out an Option previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.

ARTICLE 7.........         PAYMENT FOR OPTION SHARES.

         7.1......General  Rule. The entire Exercise Price of Shares issued upon exercise of Options shall be payable in cash or cash equivalents at the time when such Shares are purchased, except as follows:

                  (a) In the case of an ISO granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement. The Stock Option Agreement may specify that payment may be made in any form(s) described in this Article 7.

                  (b) In the case of an NSO, the Committee may at any time accept payment in any form(s) described in this
         Article 7.

         7.2......Surrender  of Stock.  To the extent  that this  Section 7.2 is applicable, all or any part of the Exercise Price may be paid by surrendering, or attesting to the ownership of, Shares that are already owned by the Optionee. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan. The Optionee shall not surrender, or attest to the ownership of, Shares in payment of the Exercise Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes.

         7.3......Exercise/Sale.   To  the  extent  that  this  Section  7.3  is
applicable, all or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Company) an irrevocable direction to a securities broker approved by the Company to sell all or part of the Shares being purchased under the Plan and to deliver all or part of the sales proceeds to the Company.

         7.4......Exercise/Pledge.  To  the  extent  that  this  Section  7.4 is applicable, all or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Company) an irrevocable direction to pledge all or part of the Shares being purchased under the Plan to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company.

         7.5......Promissory  Note.  To the  extent  that  this  Section  7.5 is applicable, all or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Company) a full-recourse promissory note.

         7.6......Other Forms of Payment. To the extent that this Section 7.6 is applicable, all or any part of the Exercise Price and any withholding taxes may be paid in any other form that is consistent with applicable laws, regulations and rules.

ARTICLE 8.                       AUTOMATIC OPTION GRANTS TO OUTSIDE DIRECTORS.

         8.1......Annual  Grants.  Upon the  conclusion  of each regular  annual meeting of the Company's stockholders held in the year 2000 or thereafter, each Outside Director who will continue serving as a member of the Board thereafter shall receive an NSO covering 1,250 Shares (subject to adjustment under Article
12). NSOs granted under this Section 8.1 shall become exercisable in full on the first anniversary of the date of grant.

         8.2......Accelerated  Exercisability.  All NSOs  granted  to an Outside
Director under this Article 8 shall also become exercisable in full in the event of:

                  (a) The termination of such Outside Director's service because of death, total and permanent disability or retirement at or after age 70 and 1/2 ; or

                  (b)      A Change in Control with respect to the Company.

         8.3......Exercise  Price.  The Exercise Price under all NSOs granted to an Outside Director under this Article 8 shall be equal to 100% of the Fair Market Value of a Share on the date of grant, payable in one of the forms described in Sections 7.1, 7.2, 7.3 and 7.4.

         8.4......Term.  All NSOs  granted  to an  Outside  Director  under this
Article 8 shall terminate on the earliest of (a) the 10th anniversary of the date of grant, (b) the date three (3) months after the termination of such Outside Director's service for any reason other than death or total and permanent disability or (c) the date six (6) months after the termination of such Outside Director's service because of death or total and permanent disability.

ARTICLE 9.........         STOCK APPRECIATION RIGHTS.

         9.1......SAR  Agreement.  Each  grant of an SAR under the Plan shall be evidenced by an SAR Agreement between the Optionee and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various SAR Agreements entered into under the Plan need not be identical. SARs may be granted in consideration of a reduction in the Optionee's other compensation.

         9.2......Number of Shares.  Each SAR Agreement shall specify the number of Shares to which the SAR pertains and shall provide for the adjustment of such number in accordance with Article 13. SARs granted to any Optionee in a single calendar year shall in no event pertain to more than 200,000 Shares, except that SARs granted to a new Employee in the fiscal year of the Company in which his or her service as an Employee first commences shall not pertain to more than 25,000 Shares. The limitations set forth in the preceding sentence shall be subject to adjustment in accordance with Article 13.

         9.3......Exercise  Price. Each SAR Agreement shall specify the Exercise
Price. An SAR Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the SAR is outstanding.

         9.4......Exercisability  and Term. Each SAR Agreement shall specify the date when all or any installment of the SAR is to become exercisable. The SAR Agreement shall also specify the term of the SAR. An SAR Agreement may provide for accelerated exercisability in the event of the Optionee's death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's service. SARs may be awarded in combination with Options, and such an Award may provide that the SARs will not be exercisable unless the related Options are forfeited. An SAR may be included in an ISO only at the time of grant but may be included in an NSO at the time of grant or thereafter. An SAR granted under the Plan may provide that it will be exercisable only in the event of a Change in Control.

         9.5......Effect of Change in Control.  The Committee may determine,  at the time of granting an SAR or thereafter, that such SAR shall become fully exercisable as to all Shares subject to such SAR in the event that a Change in Control occurs with respect to the Company.

         9.6......Exercise  of SARs.  Upon  exercise of an SAR, the Optionee (or any person having the right to exercise the SAR after his or her death) shall receive from the Company (a) Shares, (b) cash or (c) a combination of Shares and cash, as the Committee shall determine. The amount of cash and/or the Fair Market Value of Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Shares subject to the SARs exceeds the Exercise Price. If, on the date when an SAR expires, the Exercise Price under such SAR is less than the Fair Market Value on such date but any portion of such SAR has not been exercised or surrendered, then such SAR shall automatically be deemed to be exercised as of such date with respect to such portion.

         9.7......Modification  or Assumption of SARs. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding SARs or may accept the cancellation of outstanding SARs (whether granted by the Company or by another issuer) in return for the grant of new SARs for the same or a different number of shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of an SAR shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such SAR.

ARTICLE 10........RESTRICTED SHARES.

         10.1.....Restricted  Stock Agreement.  Each grant of Restricted  Shares under the Plan shall be evidenced by a Restricted Stock Agreement between the recipient and the Company. Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Stock Agreements entered into under the Plan need not be identical.

         10.2.....Payment  for Awards.  Restricted Shares may be sold or awarded under the Plan for such consideration as the Committee may determine, including (without limitation) cash, cash equivalents, full-recourse promissory notes, past services and future services.

         10.3.....Vesting Conditions. Each Award of Restricted Shares may or may
not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Stock Agreement. A Restricted Stock Agreement may provide for accelerated vesting in the event of the Participant's death, disability or retirement or other events. The Committee may determine, at the time of granting Restricted Shares or thereafter, that all or part of such Restricted Shares shall become vested in the event that a Change in Control occurs with respect to the Company.

         10.4.....Voting  and Dividend Rights.  The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company's other shareholders. A Restricted Stock Agreement, however, may require that the holders of Restricted Shares invest any cash dividends received in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid.

ARTICLE 11........STOCK UNITS.

         11.1.....Stock Unit Agreement. Each grant of Stock Units under the Plan shall be evidenced by a Stock Unit Agreement between the recipient and the Company. Such Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Stock Unit Agreements entered into under the Plan need not be identical. Stock Units may be granted in consideration of a reduction in the recipient's other compensation.

         11.2.....Payment  for Awards. To the extent that an Award is granted in the form of Stock Units, no cash consideration shall be required of the Award recipients.

         11.3.....Vesting  Conditions.  Each Award of Stock Units may or may not
be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Stock Unit Agreement. A Stock Unit Agreement may provide for accelerated vesting in the event of the Participant's death, disability or retirement or other events. The Committee may determine, at the time of granting Stock Units or thereafter, that all or part of such Stock Units shall become vested in the event that a Change in Control occurs with respect to the Company.

         11.4.....Voting  and Dividend Rights.  The holders of Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Committee's discretion, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Share while the Stock Unit is outstanding. Dividend equivalents may be converted into additional Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Shares, or in a combination of both. Prior to distribution, any dividend equivalents which are not paid shall be subject to the same conditions and restrictions as the Stock Units to which they attach.

         11.5.....Form  and Time of  Settlement  of Stock Units.  Settlement  of
vested Stock Units may be made in the form of (a) cash, (b) Shares or (c) any combination of both, as determined by the Committee. The actual number of Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Shares over a series of trading days. Vested Stock Units may be settled in a lump sum or in installments. The distribution may occur or commence when all vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred to any later date. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Article 13.

         11.6.....Death of Recipient. Any Stock Units Award that becomes payable after the recipient's death shall be distributed to the recipient's beneficiary or beneficiaries. Each recipient of a Stock Units Award under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Award recipient's death. If no beneficiary was designated or if no designated beneficiary survives the Award recipient, then any Stock Units Award that becomes payable after the recipient's death shall be distributed to the recipient's estate.

         11.7.....Creditors'  Rights.  A holder  of Stock  Units  shall  have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Unit Agreement.

ARTICLE 12........PERFORMANCE SHARES

         12.1.....Performance  Share Agreement. Each grant of Performance Shares under the Plan shall be evidenced by a Performance Share Agreement between the Participant and the Company. Such Performance Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Performance Share Agreements entered into under the Plan need not be identical.

         12.2.....Grant of Performance Shares.  Before the grant of Performance
 Shares, the Committee shall:

                  (a) determine objective performance goals, which may consist of any one or more of the following goals deemed appropriate by the
         Committee: earnings (either in the aggregate or on a per-share basis), operating income, cash flow, including EBITDA (earnings before interest, taxes, depreciation and amortization), return on equity, per share rate of return on the Shares (including dividends), general indices relative to levels of general customer service satisfaction, as measured through various randomly-generated customer service surveys, market share (in one or more markets), customer retention rates, market penetration rates, revenues, reductions in expense levels, and the attainment by the Shares of a specified market value for a specified period of time, in each case where applicable to be determined either on a Company-wide basis or in respect of any one or more business units, and the amount of compensation under the goals applicable to such grant;

                  (b) designate a period for the measurement of the extent to which performance goals are attained, which may begin prior to the date of grant (the "Performance Period"); and

                  (c) assign a "Performance Percentage" to each level of attainment of performance goals during the Performance Period, with the percentage applicable to minimum attainment being zero percent and the percentage applicable to maximum attainment to the determined by the Committee from time to time, but not in excess of 250%.

         12.3.....Modification of Grant. If a Participant is promoted,  demoted, or transferred to a different business unit of the Company during a Performance Period, then, to the extent the Committee determines any one or more of the performance goals, Performance Period, or Performance Percentage are no longer appropriate, the Committee may make any changes thereto as it deems appropriate in order to make them appropriate.

         12.4.....Terms of the Grant. When granted,  Performance Shares may, but need not, be identified with Shares subject to a specific Option, specific Restricted Shares, or specific SARs of the Participant granted under the Plan in a number equal to or different from the number of the Performance Shares so granted. If Performance Shares are so identified, then, unless otherwise provided in the applicable Award, the Participant's associated Performance Shares shall terminate upon (a) the expiration, termination, forfeiture, or cancellation of the Option, Restricted Shares, or SARs with which the Performance Shares are identified, (b) the exercise of such Option or SARs, or
(c) the date Restricted Shares become nonforfeitable.

         12.5.....Payment  of Performance  Shares.  Unless otherwise provided in the Performance Share Agreement, if the minimum performance goals applicable to such Performance Shares have been achieved during the applicable Performance
Period, then the Company shall pay to the Participant that number of Shares equal to the product of:

                  (a) the sum of (i) number of Performance Shares specified in the applicable Award agreement and (ii) the number of Shares that would have been issuable if such Performance Shares had been Shares outstanding throughout the Performance Period and the stock dividends, cash dividends (except as otherwise provided in the Performance Share Agreement) and other property paid in respect of such shares had been reinvested in additional Shares as of each dividend payment date, multiplied by

                  (b) the Performance Percentage achieved during such Performance Period.

The Committee may, in its discretion, determine that cash be paid in lieu of some or all of such Shares. The amount of cash payable in lieu of a Share shall be determined by valuing such shares at its Fair Market Value on the business day next preceding the date such cash is to be paid. Payments pursuant to this Section shall be made as soon as administratively practical after the end of the applicable Performance Period. Any Performance Shares with respect to which the performance goals shall not have been achieved by the end of the applicable Performance period shall expire.

ARTICLE 13........PROTECTION AGAINST DILUTION.

         13.1.....Adjustments.  In the event of a subdivision of the outstanding
Shares, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the price of Shares, a combination or consolidation of the outstanding Shares (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of:

                  (a) The number of Options, SARs, Restricted Shares, Performance Shares and Stock Units available for future
         Awards under Article 4;

                  (b)      The limitations set forth in Sections 6.2 and 9.2;

                  (c) The number of NSOs to be granted to Outside Directors under Article 8;

                  (d) The number of Shares covered by each outstanding Option and SAR;

                  (e)      The Exercise Price under each outstanding Option and
SAR; or

                  (f) The number of Stock Units included in any prior Award which has not yet been settled.

Except as provided in this Article 13, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

         13.2.....Dissolution  or  Liquidation.  To the  extent  not  previously exercised or settled, Options, SARs and Stock Units shall terminate immediately prior to the dissolution or liquidation of the Company.

         13.3.....Reorganizations. In the event that the Company is a party to a merger or other reorganization, outstanding Awards shall be subject to the agreement of merger or reorganization Such agreement shall provide for:

                  (a) The continuation of the outstanding Awards by the Company, if the Company is a surviving corporation;

                  (b) The assumption of the outstanding Awards by the surviving corporation or its parent or subsidiary;

                  (c) The substitution by the surviving corporation or its parent or subsidiary of its own awards for the outstanding Awards;

                  (d) Full exercisability or vesting and accelerated expiration of the outstanding Awards; or

                  (e) Settlement of the full value of the outstanding Awards in cash or cash equivalents followed by cancellation of such Awards.

ARTICLE 14........DEFERRAL OF AWARDS.

         The Committee (in its sole discretion) may permit or require a Participant to:

                  (a) Have cash that otherwise would be paid to such Participant as a result of the exercise of an SAR or the settlement of Stock Units credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company's books;

                  (b) Have Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR converted into an equal number of Stock Units; or

                  (c) Have Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR or the settlement of Stock Units converted into amounts credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company's books. Such amounts shall be determined by reference to the Fair Market Value of such Shares as of the date when they otherwise would have been delivered to such Participant.

A deferred compensation account established under this Article 14 may be credited with interest or other forms of investment return, as determined by the Committee. A Participant for whom such an account is established shall have no rights other than those of a general creditor of the Company. Such an account shall represent an unfunded and unsecured obligation of the Company and shall be subject to the terms and conditions of the applicable agreement between such Participant and the Company. If the deferral or conversion of Awards is permitted or required, the Committee (in its sole discretion) may establish rules, procedures and forms pertaining to such Awards, including (without limitation) the settlement of deferred compensation accounts established under this Article 14.

ARTICLE 15........AWARDS UNDER OTHER PLANS.

         The Company may grant awards under other plans or programs. Such awards may be settled in the form of Shares issued under this Plan. Such Shares shall be treated for all purposes under the Plan like Shares issued in settlement of Stock Units and shall, when issued, reduce the number of Shares available under
Article 4.

ARTICLE 16........PAYMENT OF DIRECTOR'S FEES IN SECURITIES.

         16.1.....Effective  Date.  No  provision  of this  Article  16 shall be effective unless and until the Board has determined to implement such provision.

         16.2.....Elections  to Receive NSOs,  Restricted Shares or Stock Units.
An Outside Director may elect to receive his or her annual retainer payments and/or meeting fees from the Company in the form of cash, NSOs, Restricted Shares or Stock Units, or a combination thereof, as determined by the Board. Such NSOs, Restricted Shares and Stock Units shall be issued under the Plan. An election under this Article 16 shall be filed with the Company on the prescribed form.

         16.3.....Number  and Terms of NSOs,  Restricted  Shares or Stock Units.
The number of NSOs, Restricted Shares or Stock Units to be granted to Outside Directors in lieu of annual retainers and meeting fees that would otherwise be paid in cash shall be calculated in a manner determined by the Board. The terms of such NSOs, Restricted Shares or Stock Units shall also be determined by the Board.

ARTICLE 17........LIMITATION ON RIGHTS.

         17.1.....Retention Rights. Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain an Employee, Outside Director or Consultant. The Company and its Parents, Subsidiaries and Affiliates reserve the right to terminate the service of any Employee, Outside Director or Consultant at any time, with or without cause, subject to applicable laws, the Company's articles of incorporation and bylaws and a written employment agreement (if any).

         17.2.....Shareholders'  Rights.  A  Participant  shall have no dividend rights, voting rights or other rights as a shareholder with respect to any Shares covered by his or her Award prior to the time when a stock certificate for such Shares is issued or, if applicable, the time when he or she becomes entitled to receive such Shares by filing any required notice of exercise and paying any required Exercise Price. No adjustment shall be made for cash dividends or other rights for which the record date is prior to such time, except as expressly provided in the Plan.

         17.3.....Regulatory  Requirements.  Any  other  provision  of the  Plan notwithstanding, the obligation of the Company to issue Shares under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Shares pursuant to any Award prior to the satisfaction of all legal requirements relating to the issuance of such Shares, to their registration, qualification or listing or to an exemption from registration, qualification or listing.

ARTICLE 18........WITHHOLDING TAXES.

         18.1.....General.  To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied.

         18.2.....Share  Withholding.  The Committee may permit a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Shares that otherwise would be issued to his or her or by surrendering all or a portion of any Shares that he or she previously acquired. Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash.

ARTICLE 19........FUTURE OF THE PLAN.

         19.1.....Term of the Plan. The Plan, as set forth herein,  shall become effective on January 31, 2000. The Plan shall remain in effect until it is terminated under Section 19.2, except that no ISOs shall be granted on or after the 10th anniversary of the later of (a) the date when the Board adopted the Plan or (b) the date when the Board adopted the most recent increase in the number of Shares available under Article 4 which was approved by the Company's shareholders.

         19.2.....Amendment  or Termination.  The Board may, at any time and for any reason, amend or terminate the Plan. An amendment of the Plan shall be subject to the approval of the Company's shareholders only to the extent required by applicable laws, regulations or rules. No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan, or any amendment thereof, shall not affect any Award previously granted under the Plan.

ARTICLE 20........LIMITATION ON PARACHUTE PAYMENTS.

         20.1.....Scope of Limitation.  This Article 20 shall apply to an Award only if:

                  (a) The independent auditors most recently selected by the Board (the "Auditors") determine that the after-tax value of such Award to the Participant, taking into account the effect of all federal, state and local income taxes, employment taxes and excise taxes applicable to the Participant (including the excise tax under section 4999 of the Code), will be greater after the application of this
         Article 20 than it was before the application of this Article 20, or

                  (b) The Committee, at the time of making an Award under the Plan or at any time thereafter, specifies in writing that such Award shall be subject to this Article 20 (regardless of the after-tax value of such Award to the Participant).

If this Article 20 applies to an Award, it shall supersede any contrary provision of the Plan or of any Award granted under the Plan.

         20.2.....Basic  Rule. In the event that the  independent  auditors most recently selected by the Board (the "Auditors") determine that any payment or transfer by the Company under the Plan to or for the benefit of a Participant (a "Payment") would be nondeductible by the Company for federal income tax purposes because of the provisions concerning "excess parachute payments" in Section 28OG of the Code, then the aggregate present value of all Payments shall be reduced (but not below zero) to the Reduced Amount. For purposes of this Article 20, the "Reduced Amount" shall be the amount, expressed as a present value, which maximizes the aggregate present value of the Payments without causing any Payment to be nondeductible by the Company because of Section 28OG of the Code.

         20.3.....Reduction  of  Payments.  If the Auditors  determine  that any
Payment would be nondeductible by the Company because of Section 28OG of the Code, then the Company shall promptly give the Participant notice to that effect and a copy of the detailed calculation thereof and of the Reduced Amount, and the Participant may then elect, in his or her sole discretion, which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall advise the Company in writing of his or her election within 10 days of receipt of notice. If no such election is made by the Participant within such 10-day period, then the Company may elect which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall notify the Participant promptly of such election. For purposes of this Article 20, present value shall be determined in accordance with Section 28OG(d)(4) of the Code. All determinations made by the Auditors under this Article 20 shall be binding upon the Company and the Participant and shall be made within 60 days of the date when a Payment becomes payable or transferable. As promptly as practicable following such determination and the elections hereunder, the Company shall pay or transfer to or for the benefit of the Participant such amounts as are then due to him or her under the Plan and shall promptly pay or transfer to or for the benefit of the Participant in the future such amounts as become due to him or her under the Plan.

         20.4.....Overpayments and Underpayments.  As a result of uncertainty in the application of Section 28OG of the Code at the time of an initial determination by the Auditors hereunder, it is possible that Payments will have been made by the Company that should not have been made (an "Overpayment") or that additional Payments that will not have been made by the Company could have been made (an "Underpayment"), consistent in each case with the calculation of the Reduced Amount hereunder. In the event that the Auditors, based upon the assertion of a deficiency by the Internal Revenue Service against the Company or the Participant that the Auditors believe has a high probability of success, determine that an Overpayment has been made, such Overpayment shall be treated for all purposes as a loan to the Participant which he or she shall repay to the Company, together with interest at the applicable federal rate provided in
Section 7872(f)(2) of the Code; provided, however, that no amount shall be payable by the Participant to the Company if and to the extent that such payment would not reduce the amount subject to taxation under Section 4999 of the Code. In the event that the Auditors determine that an Underpayment has occurred, such Underpayment shall promptly be paid or transferred by the Company to or for the benefit of the Participant, together with interest at the applicable federal rate provided in Section 7872(f)(2) of the Code.

         20.5.....Related  Corporations.  For  purposes of this  Article 20, the term "Company" shall include affiliated corporations to the extent determined by the Auditors in accordance with Section 28OG(d)(5) of the Code.

ARTICLE 21.  EXECUTION.

         To record the adoption of the Plan by the Board, the Company has caused its duly authorized officer to execute this document in the name of the Company.

                        ROSEVILLE COMMUNICATIONS COMPANY

                        By:  -----------------------------

                        Title:----------------------------